UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

DANDRIT BIOTECH USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Dandrit Biotech A/S Fruebjergvej 3 Box 62 2100 Copenhagen, Denmark (Address of principal executive offices)

+45-39179840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities.

On May 1, 2017 (the “Closing Date”), Dandrit Biotechnology USA, Inc., a Delaware corporation (the “Company”) completed a private placement offering of units, with each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and two warrants (each, a “Warrant”) to purchase one share of Common Stock at a strike price of $1.30 per share (each, a “Unit”), for $1.30 per Unit. In total, the Company issued and sold 2,700,000 shares of Common Stock and Warrants to acquire 5,400,000 shares of Common Stock for total proceeds to the Company of $3,510,000.

Immediately prior to the closing of the private placement, the Company had 9,733,290 shares of Common Stock issued and outstanding (including 185,053 shares of common stock reserved for issuance but deemed issued and outstanding for accounting purposes), and after the issuance of 2,700,000 shares of Common Stock in the private placement, or 27.74% of the total Common Stock issued and outstanding immediately prior to the closing of the private placement, the Company has 12,433,290 shares issued and outstanding as of the date of this Report. The private placement was completed pursuant to Rule 506 of Regulation D and/or Regulation S of the Securities Act.

In connection with the private placement, each investor executed a subscription agreement in the form of Exhibit 10.1 attached hereto. Each subscription agreement contains customary representations and warranties of the Company and of each investor, including that all investors purchasing Units pursuant to Rule 506 of Regulation D are “accredited investors” as defined by Rule 501 of Regulation D and all investors purchasing Units pursuant to Regulation S are not “U.S. persons” as defined by Rule 902 of Regulation S. The Warrants are freely exercisable, in whole or in part at any time until the fifth anniversary of the date of issuance, and the form of Warrant is attached hereto as Exhibit 10.2. The private placement was made directly by the Company and no underwriter or placement agent was engaged by the Company.

The foregoing descriptions of the private placement does not purport to be complete, and is qualified in its entirety by reference to the form of subscription agreement attached hereto as Exhibit 10.1, and the form of Warrant attached hereto as Exhibit 10.2, each of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Form of Subscription Agreement	Provided herewith
10.2	Form of Warrant	Provided herewith

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2017

DANDRIT BIOTECHNOLOGY USA, INC.

By:	/s/ Aldo Petersen
Name:	Aldo Petersen
Title:	Interim Chief Executive Officer

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